Exhibit 10.4

Execution Version

Limited Consent and Fifth Amendment to

Second Amended and Restated Credit Agreement

This Limited Consent and Fifth Amendment to Second Amended and Restated Credit Agreement (this “Fifth Amendment”), dated as of March 15, 2021 (the “Fifth Amendment Effective Date”), is among Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”); Centennial Resource Development, Inc., a Delaware corporation (the “Parent”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower and the Parent, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has informed the Administrative Agent and the Lenders that the Credit Parties intend to issue certain senior unsecured notes which are convertible into Equity Interests of the Parent (other than Disqualified Capital Stock) (such notes, the “Specified Permitted Senior Unsecured Notes”), on or before April 21, 2021 (such date, the “Outside Date”).

C. The Borrower has informed the Administrative Agent and the Lenders that the Credit Parties intend to enter into bond hedge or capped call options purchased by the Credit Parties from one or more financial institutions selected by the Credit Parties to hedge the Credit Parties’ payment and/or delivery obligations due upon conversion of the Specified Permitted Senior Unsecured Notes.

D. The Borrower has requested that the Administrative Agent and the Lenders enter into this Fifth Amendment to (i) consent to the waiver of the automatic reduction of the Borrowing Base that would otherwise occur pursuant to Section 2.07(e) of the Credit Agreement upon the issuance of the Specified Permitted Senior Unsecured Notes and (ii) amend the Credit Agreement to permit the Credit Parties to enter into such bond hedge or capped call options.

E. The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Fifth Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Fifth Amendment. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Call Spread Counterparties” means one or more financial institutions selected by the Borrower.

“Convertible Notes” means any Permitted Senior Unsecured Notes permitted to be incurred under the terms of this Agreement which are either (a) convertible into common Equity Interests of the Parent (and cash in lieu of fractional shares of common Equity Interests) and/or cash (in an amount (i) determined by reference to the publicly traded price of such common Equity Interests or (ii) equal to the principal amount of such Permitted Senior Unsecured Notes, whichever is greater) or (b) sold as common units constituting Equity Interests of the Parent with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common Equity Interests of the Parent and/or cash (in an amount determined by reference to the publicly traded price of such common Equity Interests).

“Convertible Notes Indenture” means any indenture among the Borrower, as issuer, the guarantors (if any, including the Parent) party thereto from time to time and the trustee named therein, pursuant to which any Convertible Notes are issued.

“Fifth Amendment” means that certain Limited Consent and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 15, 2021, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Permitted Bond Hedge Transactions” means the bond hedge or capped call options purchased by the Parent or the Borrower from the Call Spread Counterparties to hedge the Credit Parties’ payment and/or delivery obligations due upon conversion of any Convertible Notes, so long as, the purchase price for such Permitted Bond Hedge Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Convertible Notes issued in connection with the Permitted Bond Hedge Transaction.

2.2 Amended and Restated Definition. The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement, the Fee Letter and the Security Instruments.

2.3 Amended Definitions.

(a) The definition of “Equity Interests” contained in Section 1.02 of the Credit Agreement is hereby amended by inserting “, but excluding, for the avoidance of doubt, Convertible Notes” immediately following the words “any such Equity Interest” therein.

(b) The definition of “Permitted Senior Unsecured Notes” contained in Section 1.02 of the Credit Agreement is hereby amended by inserting “, other than customary fundamental change provisions with respect to Convertible Notes” immediately following the parenthetical “(as determined in good faith by senior management of the Parent)” therein.

2.4 Amendment to Section 9.04 of the Credit Agreement. Section 9.04(a) of the Credit Agreement is hereby amended by (a) deleting “and” immediately before “ (ix)” therein and inserting “,” in lieu thereof, and (b) inserting “ and (x) any payments in connection with a Permitted Bond Hedge Transaction” immediately before the “.” at the end thereof.

2.5 Amendment to Section 9.17 of the Credit Agreement. Section 9.17(a) of the Credit Agreement is hereby amended by adding a new clause (iv) immediately following clause (iii) therein to read in full as follows:

(iv) Any Permitted Bond Hedge Transaction.

2.6 Amendment to Section 10.1 of the Credit Agreement. Section 10.1(g) of the Credit Agreement is hereby amended by inserting the parenthetical “(other than any event which triggers the conversion right of holders of Convertible Notes)” immediately following the reference therein to “mandatory Redemption offer in respect thereof”.

Section 3. Limited Consent. In reliance on the representations by the Credit Parties contained herein, the Lenders party hereto, constituting at least the Required Lenders, hereby consent to a one time waiver of the automatic reduction of the Borrowing Base pursuant to Section 2.07(e) of the Credit Agreement solely with respect to the issuance of the first $200,000,000 (in principal amount) of the Specified Permitted Senior Unsecured Notes; provided that:

(a) as of the date of issuance of such Specified Permitted Senior Unsecured Notes and after giving effect to the issuance thereof and the application of proceeds thereof, the Parent shall be in pro forma compliance with Section 9.01 of the Credit Agreement;

(b) as of the date of issuance of such Specified Permitted Senior Unsecured Notes and after giving effect to the issuance thereof and the application of proceeds thereof, no Event of Default or Borrowing Base Deficiency shall exist;

(c) the Specified Permitted Senior Unsecured Notes shall have been issued on or before the Outside Date;

(d) the Credit Parties shall use the net proceeds of the issuance of the Specified Permitted Senior Unsecured Notes solely to (i) Redeem in full all Permitted Junior Lien Debt outstanding immediately prior to such issuance and terminate all obligations, and release all Liens granted, thereunder, (ii) engage in Permitted Bond Hedge Transactions and (iii) make a prepayment of the Loans in an aggregate principal amount equal to such net proceeds, minus the amount required to Redeem in full all Permitted Junior Lien Debt pursuant to the foregoing clause (i), without a reduction in the Commitments, in each case, substantially contemporaneously with the Credit Parties’ receipt of such net proceeds; and

(e) the Credit Parties shall have otherwise complied with the terms of the Credit Agreement regarding the issuance of such Specified Permitted Senior Unsecured Notes, and such Specified Permitted Senior Unsecured Notes shall constitute Permitted Senior Unsecured Notes.

For the avoidance of doubt, there shall be no reduction of the Borrowing Base due to the issuance of the Specified Permitted Senior Unsecured Notes so long as the foregoing conditions are satisfied as of the date of such issuance of the Specified Permitted Senior Unsecured Notes.

Section 4. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following:

4.1 Counterparts. The Administrative Agent shall have received counterparts of this Fifth Amendment from the Credit Parties and each of the Lenders constituting at least the Required Lenders.

4.2 Fees and Expenses. The Administrative Agent shall have received, to the extent invoiced, all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Fifth Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Fifth Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fifth Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.

5.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. This written Fifth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.

5.5 Governing Law. This Fifth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:

CENTENNIAL RESOURCE
PRODUCTION, LLC,
a Delaware limited liability company

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

PARENT:

CENTENNIAL RESOURCE
DEVELOPMENT, INC., a Delaware corporation

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

GUARANTORS:

ATLANTIC EXPLORATION, LLC
a Delaware limited liability company

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

CENTENNIAL RESOURCE
MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

COMERICA BANK,
as a Lender

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Benjamin J. Johnson
Name:	Benjamin J. Johnson
Title:	Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Donavan C. Broussard
Name:	Donavan C. Broussard
Title:	Authorized Signatory

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

FIFTH THIRD BANK,
as a Lender

By:
Name:
Title:

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Cameron Breitenbach
Name:	Cameron Breitenbach
Title:	Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Senior Vice President

Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC